Exhibit 10.15

APPENDIX 1: FORM OF DEED OF RELEASE

•• 2004

TELEWEST COMMUNICATIONS PLC

TELEWEST FINANCE (JERSEY) LIMITED

THE SCHEME CREDITORS

as defined herein

and

THE JERSEY SCHEME CREDITORS

as defined herein

DEED OF RELEASE

THIS DEED is made the day of •• 2004

BETWEEN:

(1)	TELEWEST COMMUNICATIONS PLC, a company incorporated in England and Wales under registered number 2983307 whose registered office is at Export House, Cawsey Way, Woking, Surrey GU21 6QX (the Company);

(2)	TELEWEST FINANCE (JERSEY) LIMITED, a company incorporated in Jersey under registered number 77278 whose registered office is at Whiteley Chambers, Don Street, St Helier, Jersey JE4 9WG (Telewest Jersey);

(3)	THE SCHEME CREDITORS as defined herein acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 3.8 of the Scheme, as defined herein; and

(4)	THE JERSEY SCHEME CREDITORS as defined herein acting by Telewest Jersey pursuant to the authority conferred upon Telewest Jersey by the Jersey Scheme Creditors under Clause 3.5 of the Jersey Scheme, as defined herein.

WHEREAS:

(A) Pursuant to the terms of the Scheme and the Jersey Scheme, each Scheme Creditor and Jersey Scheme Creditor has authorised the Company and Telewest Jersey respectively to enter into and execute and deliver this Deed on its behalf.

(B) The parties hereto have agreed to enter into and execute and deliver this Deed on the terms set out below.

NOW IT IS AGREED as follows:

1.	INTERPRETATION

1.1	In this Deed, unless the context otherwise requires, the following words and expressions shall have the following meanings:

Act means the Companies Act 1985, as amended;

Advisers means (i) Baker Botts LLP; (ii) Cadwalader Wickersham & Taft LLP; (iii) Citigroup Global Markets Limited; (iv) Freshfields Bruckhaus Deringer; (v) Fried Frank Harris Shriver & Jacobson LLP; (vi) Gleacher Shacklock Limited; (vii) Jones Day; (viii) KPMG LLP; (ix) Ogier & Le Masurier; (x) Proskauer Rose LLP; (xi) UBS Securities LLC; and (xii) Weil, Gotshal & Manges;

Affiliates means TCN and Telewest Jersey;

Bondholder means a person with the ultimate economic interest in any of the Notes (other than the Eurobell Notes);

Bondholder Committee means the ad hoc committee from time to time of certain Bondholders, as at 26 April 2004 consisting of Angelo Gordon & Co, L.P.; Franklin Mutual Advisors, LLC; Fidelity Management & Research Co.; Goldentree Asset Management, LP; Oaktree Capital Management LLC; and OZ Management LLC;

Claim or Claims means all and any actions, claims, demands or rights whatsoever or howsoever arising, whether present, future, prospective or contingent, whether or not for a fixed or unliquidated amount, whether or not involving the payment of money or the performance of an act or obligation, whether arising at common law, in equity or by statute in England and Wales or in any other jurisdiction or in any other manner whatsoever;

Company Indentures means each of (a) the Indenture dated as of 3 October 1995 between the Company and the Indenture Trustee relating to the 9.625 per cent. senior debentures due 2006 of the Company; (b) the Indenture dated as of 19 February 1999 between the Company and the Indenture Trustee relating to the 5.25 per cent. senior convertible notes due 2007 of the Company; (c) the Indenture dated as of 3 October 1995 between the Company and the Indenture Trustee relating to the 11 per cent. senior discount debentures due 2007 of the

Company; (d) the Indenture dated as of 9 November 1998 between the Company and the Indenture Trustee relating to the 11.25 per cent. senior notes due 2008 of the Company; (e) the Indenture dated as of 15 April 1999 between the Company and the Indenture Trustee relating to the 9.25 per cent. dollar senior discount notes due 2009 and the 9.875 per cent. sterling senior discount notes due 2009 of the Company; and (f) the Indenture dated as of 25 January 2000 between the Company and the Indenture Trustee relating to the 9.875 per cent. dollar senior notes due 2010, the 11.375 per cent. dollar senior discount notes due 2010 and the 9.875 per cent. sterling senior notes due 2010 of the Company and, in each case, as thereafter amended, revised or supplemented from time to time;

Company Notes means each of the Eurobell Notes and each and every note in issue from time to time under any series of notes issued by the Company pursuant to the terms of any of the Company Indentures;

Company Order means the order of the Court sanctioning the Scheme;

Court means the High Court of Justice in England and Wales;

Definitive Holder means the registered holder of a Note (other than a Eurobell Note) in definitive registered form that became a definitive registered holder of such Note pursuant to the mechanics for voting described in the Scheme;

Depositary means Citibank (Channel Islands) Limited in respect of the Telewest Convertible Notes and The Bank of New York in respect of all of the other Notes (other than the Eurobell Notes), each in its capacity as book-entry depositary for the relevant Notes and, in each case, any successor thereto;

Directors and Former Directors means any person who is, or who has been at any time since 13 May 2002, a director of the Company, the Affiliates, Liberty Media, Telewest UK or New Telewest;

Effective Date means, in relation to the Scheme, the date upon which an office copy of the Company Order is delivered to the Registrar of Companies for registration and, in relation to the Jersey Scheme, the date upon which the Jersey UK Order is delivered to the Registrar of Companies for registration and the Jersey Order is delivered to the Jersey Registrar of Companies for registration;

Eurobell Notes means the 5 per cent. accreting convertible notes issued by the Company on 1 November 2000 with an Initial Principal Amount (as defined therein) of £220,000,000, on 15 January 2001 with an Initial Principal Amount (as defined therein) of £30,000,000 and on 2 April 2001 with an Initial Principal Amount (as defined therein) of £3,500,000 as, in each case, cancelled and reissued on 30 May 2003;

Financial Restructuring means the proposed overall restructuring and compromise of certain of the debts and other financial obligations of the Company, Telewest Jersey and TCN pursuant to, inter alia, the Scheme, the Jersey Scheme and the restructuring of the obligations owed under the Senior Secured Credit Facility Agreement to the Senior Lenders (as defined therein) and associated documentation;

Group means, prior to the Effective Date, the Company and its subsidiaries and subsidiary and associated undertakings and, following the Effective Date, New Telewest and its subsidiaries and subsidiary and associated undertakings;

Indenture Trustee means Law Debenture Trust Company of New York, as successor trustee to The Bank of New York, or any successor trustee appointed in accordance with the provisions of the Indentures;

Indentures means the Company Indentures and the Jersey Indenture, and each of them;

Jersey Companies Law means the Companies (Jersey) Law 1991, as amended;

Jersey Court means the Royal Court of Jersey;

Jersey Indenture means the Indenture dated 7 July 2000 between Telewest Jersey (as issuer), the Company (as guarantor) and the Indenture Trustee relating to the 6 per cent. senior convertible notes due 2005 of Telewest Jersey, as amended, revised or supplemented from time to time;

Jersey Intercompany Debt means the debt in the principal amount of US$500,000,000 owing to Telewest Jersey by the Company pursuant to an agreement between Telewest Jersey and the Company dated 7 July 2000 as amended, revised or supplemented from time to time;

Jersey Notes means each and every note in issue from time to time under any series of notes issued by Telewest Jersey pursuant to the terms of the Jersey Indenture;

Jersey Order means the act issued by the Jersey Court which sanctions the Jersey Scheme;

Jersey Registrar of Companies means the registrar of companies within the meaning of the Jersey Companies Law;

Jersey Scheme means the scheme of arrangement under section 425 of the Act, and the scheme of arrangement under article 125 of the Jersey Companies Law, between Telewest Jersey and the Jersey Scheme Creditors and sanctioned by the Court and the Jersey Court;

Jersey Scheme Claim means any claim in respect of any Liability of Telewest Jersey to any person arising directly or indirectly in relation to or arising out of or in connection with all or any of the Jersey Indenture, the Jersey Notes, the Jersey Intercompany Debt and the Jersey Guarantee Liability, including any Liability of Telewest Jersey in respect of loss or damage suffered or incurred as a result of or in connection with such Liability in each case arising as at the Record Date or after that date by reason of a Liability of Telewest Jersey incurred before that date (including, for the avoidance of doubt, any interest accruing on, or accretions arising in respect of, such claims after the Record Date);

Jersey Scheme Creditors means a creditor of Telewest Jersey in respect of a Jersey Scheme Claim including, for the avoidance of doubt, but without double counting in each case, the Depositary, the registered holder of a Jersey Note in definitive registered form and any person who becomes a Definitive Holder by virtue of an exchange of an interest in Jersey Notes held by or on behalf of that person on the Record Date for a Jersey Note in definitive registered form in that person’s name;

Jersey UK Order means the order of the Court which sanctions the Jersey Scheme;

Liability or Liabilities means any debt, liability or obligation whatsoever whether it is present, future, prospective or contingent, whether or not its amount is fixed or undetermined, whether or not it involves the payment of money or the performance of an act or obligation and whether it arises at common law, in equity or by statute, in England and Wales, Jersey or in any other jurisdiction, or in any other manner whatsoever, but such expression does not include any liability which is barred by statute or is otherwise unenforceable or arises under a contract which is void or, being voidable, has been duly avoided;

Liberty Media means Liberty Media Corporation, a Delaware corporation;

New Shares means 245,000,000 new shares of common stock, par value $0.01 per share of New Telewest, or such other number of New Shares representing 100 per cent. (less one share) of the issued share capital of New Telewest as is authorised pursuant to the Scheme;

New Telewest means Telewest Global, Inc., a Delaware corporation;

Notes means the Company Notes and the Jersey Notes and any of them, as the context requires;

Record Date means 30 April 2004;

Registrar of Companies means the registrar of companies within the meaning of the Act;

Released Parties means (i) Neil Smith; (ii) John Malone; (iii) Liberty TWSTY Bonds, Inc.; (iv) Liberty Media International, Inc.; (v) Liberty UK Holdings, Inc.; (vi) Liberty UK, Inc.; (vii) IDT Corporation; (viii) IDT Venture Capital, Inc.; (ix) IDT UK Cable Inc. (formerly known as Microsoft UK Cable, Inc.); (x) IDT Cable Partnership Holdings, Inc. (formerly known as Microsoft Cable Partnership Holdings, Inc.); (xi) Liberty Flex Holdings; (xii) Liberty TWSTY Holdings, Inc.; (xiii) Liberty International B-LL-C; and (xiv) Microsoft Corporation;

Scheme means the scheme of arrangement under section 425 of the Act between the Company and the Scheme Creditors and sanctioned by the Court;

Scheme Claim means any claim in respect of any Liability of the Company to any person arising directly or indirectly in relation to or arising out of or in connection with all or any of the Company Indentures, the Company Notes, the Jersey Indenture, the Jersey Notes, the Jersey Intercompany Debt and the Jersey Guarantee Liability, including any Liability of the Company in respect of loss or damage suffered or incurred as a result of or in connection with such Liability in each case arising as at the Record Date or after that date by reason of a Liability of the Company incurred before that date (including, for the avoidance of doubt, any interest accruing on, or accretions arising in respect of, such claims after the Record Date);

Scheme Creditors means a creditor of the Company in respect of a Scheme Claim including, for the avoidance of doubt, but without double counting in each case, the Depositary, the registered holder of a Company Note or Jersey Note (other than a Eurobell Note) in definitive registered form and any person who becomes a Definitive Holder by virtue of an exchange of an interest in the Notes held by or on behalf of that person on the Record Date for a Note in definitive registered form in that person’s name;

Senior Secured Credit Facility Agreement means the agreement dated 16 March 2001 for credit facilities of £2 billion together with an institutional facility of up to £250 million made between, inter alia, TCN and the Senior Lenders (as defined therein);

TCN means Telewest Communications Networks Limited, a company incorporated in England and Wales with registered number 3071086;

Telewest Convertible Notes means the 5.25 per cent. senior convertible notes due 2007 of the Company;

Telewest UK means Telewest UK Limited, a company incorporated in England and Wales with registered number 4925679; and

W. R. Huff means W. R. Huff Asset Management Co., L.L.C.

1.2	In this Deed, unless the context otherwise requires or expressly provides:

(a)	references to any clause, without further designation, shall be construed as a reference to the clause of this Deed so numbered;

(b)	section headings and the front cover of this Deed are for convenience only and shall not be taken into account in the interpretation of this Deed;

(c)	reference to any act, statute or statutory provision shall include a reference to that provision as amended, re-enacted or replaced from time to time whether before or after the date of this Deed and any former statutory provision replaced (with or without modification) by the provision referred to;

(d)	words importing the plural shall include the singular and vice versa; and

(e)	reference to a person includes a reference to any body corporate, unincorporated association or partnership and to that person’s legal personal representatives or successors.

2.	WAIVER, RELEASE AND CONFIRMATION

2.1	The Scheme Creditors and the Jersey Scheme Creditors hereby irrevocably and unconditionally waive, on their own behalf and on behalf of any person to whom they may have transferred their Scheme Claims or Jersey Scheme Claims after the Record Date, in each case to the extent permitted as a matter of law, each and every Claim which they or any of them have, or may have, against any or all of:

(a)	the Company;

(b)	the Affiliates;

(c)	New Telewest;

(d)	Telewest UK;

(e)	the Directors and Former Directors;

(f)	the Released Parties;

(g)	the Bondholder Committee;

(h)	W.R. Huff;

(i)	Liberty Media;

(j)	the Indenture Trustee; and

(k)	the Advisers,

in relation to or arising out of or in connection with the Notes, the Company Indentures, the Jersey Indenture, the Jersey Guarantee Liability and the Jersey Intercompany Debt and/or the implementation of the Scheme, the Jersey Scheme and/or the Financial Restructuring.

2.2	The Scheme Creditors and the Jersey Scheme Creditors hereby irrevocably and unconditionally release on their own behalf and on behalf of any person to whom they may have transferred their Scheme Claims or Jersey Scheme Claims after the Record Date, in each case to the extent permitted as a matter of law, each and all of:

(a)	the Company;

(b)	the Affiliates;

(c)	New Telewest;

(d)	Telewest UK;

(e)	the Directors and Former Directors;

(f)	the Released Parties;

(g)	the Bondholder Committee;

(h)	W.R. Huff;

(i)	Liberty Media;

(j)	the Indenture Trustee; and

(k)	the Advisers,

from each and every Liability which they or any of them may have to a Scheme Creditor, a Jersey Scheme Creditor or any person to whom they may have transferred their Scheme Claims or Jersey Scheme Claims after the Record Date in relation to, in connection with or in any way arising out of the Notes or otherwise by virtue of such a person’s holding of Notes, the Company Indentures, the Jersey Indenture, the Jersey Guarantee Liability, the Jersey Intercompany Debt and/or the implementation of the Scheme, the Jersey Scheme and/or the Financial Restructuring.

2.3	The Scheme Creditors and the Jersey Scheme Creditors hereby acknowledge that their right to receive New Shares in accordance with the provisions of the Scheme and/or the Jersey Scheme is accepted in full and final settlement of all Claims and Liabilities waived and released pursuant to this Deed.

3.	FURTHER ASSURANCE

Each party shall at its own cost do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably within its power to give effect to this Deed.

4.	CONFLICT

This Deed is expressly intended to supplement the obligations set out in the Scheme and the Jersey Scheme in relation to the releases to be given thereunder. If at any time there shall be any conflict between the provisions of this Deed and the provisions of the Scheme or the Jersey Scheme, the provisions of the Scheme and/or the Jersey Scheme shall prevail.

5.	THIRD PARTIES

Subject to the Company, the Affiliates, the Directors and Former Directors, the Released Parties, the Bondholder Committee, W. R. Huff, Liberty Media, Telewest UK, New Telewest, the Indenture Trustee and the Advisers being able to enforce the waivers and releases in Clauses 2.1 and 2.2 respectively, a person who is not a party to this Deed shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

6.	GOVERNING LAW

This Deed shall be governed by and construed in accordance with English law.

IN WITNESS of which this Deed has been duly executed and delivered on the date first appearing on this Deed.

SIGNED and DELIVERED as	)
a deed by and on its own behalf	)
by TELEWEST COMMUNICATIONS PLC	)

SIGNED and DELIVERED as	)
a deed by and on its own behalf	)
by TELEWEST FINANCE (JERSEY) LIMITED	)

SIGNED and DELIVERED as	)
a deed by each Scheme Creditor by its	)
duly appointed agent	)

SIGNED and DELIVERED as	)
a deed by each Jersey Scheme Creditor	)
by its duly appointed agent	)

APPENDIX 2: FORM OF CLAIM FORM FOR JERSEY SCHEME

SCHEMES OF ARRANGEMENT

UNDER SECTION 425 OF THE COMPANIES ACT 1985

and

UNDER ARTICLE 125 OF THE COMPANIES (JERSEY) LAW 1991

in respect of

TELEWEST FINANCE (JERSEY) LIMITED

CLAIM FORM

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

THIS CLAIM FORM IS TO BE COMPLETED BY ALL JERSEY SCHEME CREDITORS OTHER THAN JERSEY BONDHOLDERS IN RESPECT OF THEIR JERSEY SCHEME CLAIMS ARISING OUT OF PRINCIPAL AND INTEREST UNDER THE JERSEY NOTES HELD, AS AT THE RECORD DATE, IN THE CLEARING SYSTEMS.

Jersey Scheme Creditors with Jersey Ancillary Claims must have duly notified Telewest Jersey of such Jersey Scheme Claim prior to the Bar Date. The indicative date of the Bar Date is 16 July 2004, and should this date change it will be notified to Jersey Scheme Creditors by announcement on a Regulatory Information Service and on Telewest’s website at www.telewest.co.uk. In the event that Jersey Scheme Creditors with Jersey Ancillary Claims do not duly notify Telewest Jersey prior to the Bar Date, their Jersey Ancillary Claims will be compromised and they will not be entitled to receive New Shares (or any other consideration) for such compromise.

JERSEY BONDHOLDERS DO NOT NEED TO COMPLETE A CLAIM FORM IN RESPECT OF JERSEY SCHEME CLAIMS ARISING OUT OF PRINCIPAL AND INTEREST UNDER JERSEY NOTES HELD, AS AT THE RECORD DATE, IN THE CLEARING SYSTEMS.

Before completing and executing this Claim Form, you should read the instructions below and the notes set out at the end of this Claim Form. If the Claim Form is not completed and executed in accordance with the instructions in the notes, you may not be eligible to receive your entitlement under the Jersey Scheme.

If you have any questions relating to the completion of this document, please contact the Escrow Agent at the address and telephone number set out below during normal UK business hours. If you require further copies of this document, the Explanatory Statement or relevant Form of Proxy referred to below, please contact Innisfree on 877 750 2689 (toll free from the US), 0800 917 2009 (toll free from the UK) or +1 412 209 1704 (from outside the US or the UK) or refer to Telewest’s website (www.telewest.co.uk).

This Claim Form is to be read in conjunction with the Explanatory Statement dated 30 April 2004 and the relevant Jersey Scheme document in connection with the Financial Restructuring. The definitions contained in the Explanatory Statement apply in this Claim Form. This Claim Form is governed by, and shall be construed in accordance with, English law.

Instructions for completion and return of this Claim Form:

1.	Detailed instructions regarding completion of this Claim Form are set out at the end of this document.

2.	If you have requested that your Share Entitlement is issued into a DTC account, you must make sure that your DTC Participant has been advised to accept the Share Entitlement into the relevant DTC account.

3.	If Jersey Scheme Creditors are unable to make all of the representations and undertakings set out in Box 4 of this Claim Form, their Claim Form will be rejected.

4.	Escrow Agent details for return of Claim Forms and queries:

Contact: Trevor Blewer

Corporate Trust Administration

The Bank of New York

One Canada Square

London E14 5AL

Tel:  +44-20-7964-5977

Fax:  +44-20-7964-4895

5.	Holders of definitive registered certificates of Jersey Notes (other than those issued pursuant to the mechanism described in paragraph 2 of Part III of the Explanatory Statement) must tender the original certificates representing such Jersey Notes with their duly completed Claim Form.

Agreement of Claim Forms:

1.	In the event that the validity of a Jersey Notified Scheme Claim (or part thereof) and/or the amount of a Jersey Scheme Creditor’s Jersey Notified Scheme Claim (as included on the Claim Form) has not been agreed by Telewest Jersey on or before the Adjudication Reference Date, Telewest Jersey may refer the dispute to the Independent Adjudicator, whose determination of the issue will, to the extent permitted by law, be final and binding on Telewest Jersey and the relevant Jersey Notified Scheme Creditor.

2.	In order that Share Entitlements are transferred to the Jersey Scheme Creditor as soon as practicable after the Bar Date (provided the relevant Jersey Notified Scheme Claim is agreed), Jersey Scheme Creditors should ensure that the Claim Form is received by the Escrow Agent at least 14 days before the Bar Date. Claim Forms returned after the Jersey Effective Date, provided the Jersey Scheme Claim is a Jersey Notified Scheme Claim on or before the Bar Date, will still be accepted by the Escrow Agent and the Jersey Scheme Creditor will still be entitled to its Share Entitlement once such Jersey Notified Scheme Claim has been agreed by Telewest Jersey.

3.	On the date falling six years after the Jersey Effective Date (or, to the extent that any Jersey Notified Scheme Claims are at that time in the process of being determined by the Independent Adjudicator, on the date of final determination of such Jersey Scheme Claims by the Independent Adjudicator), any New Shares remaining in escrow and not attributable to any Jersey Agreed Scheme Claim, and in relation to which the Escrow Agent has not received any valid delivery instructions, will be sold, by the Escrow Agent, on the Open Market and the Net Proceeds of Sale of such New Shares and any cash remaining in escrow will be transferred to the NSPCC.

1	FULL NAME AND ADDRESS OF JERSEY SCHEME CREDITOR	(BOX 1)

Jersey Scheme Creditor Name:

Contact Name with respect to this Claim Form:

Contact Telephone Number:

E-mail:

Full Contact Address:

2	JERSEY SCHEME CLAIM	(BOX 2)
If you hold Jersey Notes other than through one of DTC, Euroclear or Clearstream, please contact the Escrow Agent.

Jersey Ancillary Claim (Please complete sections (i) to (iv) and use a continuation sheet if necessary):

(i)	Description of the nature of your Jersey Ancillary Claim and how it arose:

(ii)	The value at which, and the dates on which, the Jersey Notes on which your Jersey Ancillary Claim is based were bought and sold (if applicable):

(iii)	Maximum Amount (stating currency):

(iv)	The legal basis of liability of Telewest Jersey:

3	SETTLEMENT	(BOX 3)
PLEASE COMPLETE EITHER A OR B AND EITHER C OR D.

CHECK A OR B, AND PROVIDE DETAILS OF THE FORM AND MANNER OF THE DISTRIBUTION OF NEW SHARES:

(A)	CERTIFICATED FORM

☐ In certificated form as directed immediately below (check one box):

☐ to the Jersey Scheme Creditor at the address shown in Box 1

OR

☐ to the Jersey Scheme Creditor’s Nominated Recipient indicated below:

Name of Nominated Recipient:

Telephone Number of Nominated Recipient:

Name to be entered on the Register of Members:

Full address of Nominated Recipient:

OR

(B)	DTC ACCOUNT

☐ CreditShare Entitlement to the following DTC Account (details of Jersey Scheme Creditor’s or its Nominated Recipient’s account to be provided. If necessary, continue on a separate sheet):

DTC Account Name:

DTC ID:

Designation (if any):

Contact name for settlement:

Contact telephone:

Contact e-mail:

Contact fax number:

PLEASE COMPLETE EITHER C OR D:
Any cash payments will be made either to a US Dollar bank account or sent by cheque to the Jersey Scheme Creditor or its Nominated Recipient

(C) If cash is to be paid direct to a Jersey Scheme Creditor’s or its Nominated Recipient’s account with a bank in the United States, please complete the following:

United States Bank name:

United States Branch address:

United States Sort code:

United States SWIFT Address:

US Dollar Account name:

US Dollar Account number:

OR

(D) If cash is to be paid by cheque and sent to the Jersey Scheme Creditor or its Nominated Recipient by ordinary mail at the Jersey Scheme Creditor’s own risk, please complete the following:

Payee:

Address to which cheque should be sent:

4	REPRESENTATIONS AND UNDERTAKINGS (BOX 4)

The Jersey Scheme Creditor represents and undertakes as follows:

(1)    If a body corporate, the Jersey Scheme Creditor is duly organised, validly existing and in good standing under the laws of the jurisdiction of its organisation and has full power and authority to execute this Claim Form.

(2)    The execution and delivery of this Claim Form and the fulfilment of the obligations in connection with the Jersey Scheme do not and will not: (1) violate any law or regulation of the jurisdiction under which the Jersey Scheme Creditor exists; (2) violate any other law or regulation applicable to it; or (3) constitute a breach or default of any provision of any document under which, if a body corporate, the Jersey Scheme Creditor is organised, or any other agreement to which it is a signatory or by which it is bound, or to which any of its assets is subject.

(3)    This Claim Form has been duly executed and delivered by the Jersey Scheme Creditor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to the general principles of equity and any applicable bankruptcy, insolvency, reorganisation or similar law in any jurisdiction affecting creditors’ rights generally.

(4)    The Jersey Scheme Creditor has not entered into any prior assignment, sale, participation, grant, conveyance or other transfer of, or any other agreement to assign, sell, participate, grant, convey or otherwise transfer, in whole or in part, any portion of the Jersey Scheme Claim to which this Claim Form relates or any interest therein, and has good title to make the Jersey Scheme Claim to which this Claim Form relates, free and clear of all liens, claims, security interests and other encumbrances of any kind save as mentioned in this Claim Form.

(5)    The Jersey Scheme Creditor is a sophisticated person with respect to the arrangements contemplated by the Jersey Scheme and has adequate information concerning the Jersey Scheme Claim, and the business and financial condition of Telewest and Telewest Jersey to make an informed decision regarding the Jersey Scheme and the entitlements to be received under the Jersey Scheme in exchange for cancellation of the Jersey Scheme Claim.

(6)    The Jersey Scheme Creditor understands that the entitlements to be received in exchange for the cancellation of a Jersey Scheme Claim pursuant to the Jersey Scheme have not been and may not be offered or sold within the USA except pursuant to an effective registration statement or an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

5	EXECUTION		(BOX 5)
PLEASE SEE NOTES AT THE BACK OF THIS CLAIM FORM REGARDING EVIDENCE TO BE ATTACHED TO THE CLAIM FORM.

EXECUTE A, B OR C BELOW

(A) Execution by a company incorporated other than in England and Wales (or other entity having its own legal personality)

This Claim Form has been executed on (date)

Executed by the company or other entity named below:

Name of Jersey Scheme Creditor

acting by the person or persons named below, who is or are duly authorised signatories of the company or entity named above under the laws of the territory in which the company or entity is incorporated or established:

Name in full (please print)		Title	Signature

Name in full (please print) (if two signatories are required)		Title	Signature (if two signatories are required)

Territory of incorporation or establishment

(B) Execution by a company incorporated in England and Wales

EITHER (i) IF THE JERSEY SCHEME CREDITOR’S SEAL IS TO BE AFFIXED

This Claim Form has been executed on (date)

Executed by the Jersey Scheme Creditor named below:

Name of Jersey Scheme Creditor		(Affix company seal)

In the presence of the persons named below who are duly authorised to affix the seal of the company named above:

Name in full (please print)	Director/Authorised signatory (delete as applicable)	Signature

Name in full (please print) (if two signatories are required)	Director/Authorised signatory (delete as applicable)	Signature (if two signatories are required)

OR (ii) IF THE JERSEY SCHEME CREDITOR’S SEAL IS NOT TO BE AFFIXED

This Claim Form has been executed on		(date)

Executed by the Jersey Scheme Creditor named below:

Name of Jersey Scheme Creditor

Acting by the person (or persons) named below each of whom is duly authorised on behalf of the Jersey Scheme Creditor named above:

Name in full (please print)	Director/Authorised signatory (delete as applicable)	Signature

Name in full (please print) (if two signatories are required)	Director/Authorised signatory (delete as applicable)	Signature (if two signatories are required)

(C) Execution by individuals

This Claim Form has been executed on (date)

Signed:

1.
Name in full (please print)	Signature

2.
Name in full (please print) (if two signatories are required)	Signature (if two signatories are required)

NOTES FOR COMPLETION OF THIS CLAIM FORM

PLEASE FOLLOW THESE NOTES CAREFULLY WHEN COMPLETING THIS CLAIM FORM. ALL BOXES MUST BE COMPLETED AS DESCRIBED IN THESE NOTES.

1	FULL NAME AND ADDRESS OF JERSEY SCHEME CREDITOR (Box 1)

This Box must be completed by the Jersey Scheme Creditor. Please provide all information requested.

2	JERSEY SCHEME CLAIM (Box 2)

The Jersey Scheme Creditor should detail the Jersey Ancillary Claim arising other than under Jersey Notes held through a Clearing System. The Jersey Scheme Creditor should provide full details of the Jersey Ancillary Claim and a continuation sheet should be used, if necessary. The Jersey Scheme Creditor should detail the maximum amount of the Jersey Ancillary Claim as at, and including, the Record Date. The amount of a Jersey Ancillary Claim set out in this form cannot be revised upwards at any time after the Bar Date.

In respect of Jersey Ancillary Claims, please ensure you complete all sections (i) to (iv). Failure to complete all sections will mean that, although your Jersey Ancillary Claim will be compromised under the Jersey Scheme, it will not be duly notified to Telewest Jersey and you will not be eligible to receive any entitlement under the Jersey Scheme in respect of your Jersey Ancillary Claim.

If you are notifying Telewest Jersey of a Jersey Ancillary Claim for an amount greater than the amount of principal of, and interest that has accrued and remains unpaid on, the relevant Jersey Notes, you must also supply a memorandum which gives particulars of the facts on which you rely and identifies the legal basis for the Jersey Ancillary Claim and its quantum. If such memorandum is not supplied prior to the Bar Date, the relevant Jersey Ancillary Claim will, provided the other details required in this Claim Form are completed, be deemed notified to Telewest Jersey in an amount equal to the amount of the principal of, and interest that, as at the Record Date, has accrued and remains unpaid on, the relevant Jersey Notes.

If the Jersey Scheme Claim arises under Jersey Notes held other than through one of DTC, Euroclear or Clearstream, please contact the Escrow Agent.

3	SETTLEMENT (Box 3)

Box 3 must be completed by the Jersey Scheme Creditor. Provide details of whether all or part of the Share Entitlement is to be held in certificated form or transferred to a DTC account. The Jersey Scheme Creditor may elect whether the Share Entitlement is to be transferred to itself or to one or more Nominated Recipients, by completing (A) or (B) of Box 3 as appropriate. If the Share Entitlement is to be divided between more than one Nominated Recipient, full details of each Nominated Recipient and, if appropriate, their DTC account and contact details for settlement should be provided on a separate sheet.

Either section (C) or (D) should be completed by all Jersey Scheme Creditors. Jersey Scheme Creditors should complete details of how they wish to receive any cash distributions in either section (C) or (D).

Insert in section (C) of Box 3 the United States bank account details of the Jersey Scheme Creditor to which any cash forming part of the Net Proceeds of Sale should be credited. If the Jersey Scheme Creditor wishes to receive payment by cheque, the account details section should be left blank and the cheque payee and address details at section (D) should be completed instead. Cheques will be sent by ordinary uninsured mail at the risk of the recipient.

4	REPRESENTATIONS AND UNDERTAKINGS (Box 4)

Please read Box 4 carefully. If Box 4 is amended in any way, this Claim Form will be invalid. If the representations and undertakings cannot be made, please contact the Escrow Agent.

5	EXECUTION (Box 5)

Box 5 must be signed by each person who is named as a Jersey Scheme Creditor as explained below.

Insert the date on which this Claim Form is executed. This date must be the date on which the person who signs the Claim Form actually does so. Where more than one person signs the Claim Form, the date inserted should be the date on which the last person to sign the Claim Form actually does so.

As described in the notes below, in most cases evidence of the authority of the signatory(ies) to execute this Claim Form needs to be submitted with the Claim Form.

Companies not incorporated in England and Wales (and partnerships or other entities which have a separate legal personality):

Where a Jersey Scheme Creditor signing and executing Box 5 is a company which is not incorporated in England and Wales (or a partnership or other entity which has a separate legal personality from its partners or members), then section (A) must be signed and completed on behalf of that company, partnership or other entity by a person or persons duly authorised by that company, partnership or other entity in accordance with the laws of the territory in which that company, partnership or other entity is incorporated or established. The territory of incorporation or establishment must be inserted.

The person(s) signing on behalf of the company, partnership or other entity must submit evidence of their authority to sign as described in the notes below.

Companies incorporated in England and Wales:

Where a person signing and executing Box 5 is a company incorporated in England and Wales, then section (B) must be executed as follows. Either:

(1) that company’s seal may be affixed in accordance with the company’s articles of association. The person(s) witnessing the affixing of the seal must also complete and sign Box 5 where indicated; or

(2) authorised signatories of the company may sign Box 5 on behalf of that company.

In either case, the persons signing on behalf of the company must specify their position in that company and must submit evidence of their authority to sign as described in the notes below.

Partnerships established in England and Wales (and other partnerships or other entities which do not have a separate legal personality):

Where a Jersey Scheme Creditor signing and executing Box 5 is a partnership established in England and Wales (or another partnership or other entity which does not have a separate legal personality from its partners or members), the partnership (or other entity) should sign through one of its partners (or other representatives). If the signing partner (or other representative) is an individual, he should complete section (C) as an individual. If the signing partner (or other representative) is a company or other entity, the applicable section should be completed in the manner described above in these notes.

The person(s) signing on behalf of the partnership (or other entity) must submit evidence of their authority to sign as described in the notes below.

Individuals:

Where a Jersey Scheme Creditor is an individual or individuals, that person or persons must sign and complete Box 5, section (C).

If the person signing in section (C) as an individual is a Jersey Scheme Creditor who is not holding a Jersey Scheme Claim solely for his own account (for example, if he holds that Jersey Scheme Claim as a trustee, executor or personal representative or a partner in a partnership), evidence of his authority to sign the Claim Form must be submitted as described in the notes below.

Even where an attorney has been appointed to sign the Claim Form in Box 5 on behalf of a Jersey Scheme Creditor, the Jersey Scheme Creditor must be named in Box 1.

In all cases, the attorney must submit evidence of his, her or its authority to sign as described in the notes below.

Powers of attorney:

This note applies if a person named as Jersey Scheme Creditor in Box 1 has appointed someone else to execute the Claim Form on his, her or its behalf under a power of attorney. If the attorney so appointed is an individual, he or she must (i) sign and complete section (C) as an individual in the presence of a witness, as described above under “Individuals”, and (ii) when he or she prints his or her name in section (C), also write the words “as attorney for X”, X being the name of the Jersey Scheme Creditor who has granted the power of attorney. If the attorney so appointed is a company or a partnership or other entity having its own legal personality, then (i) section (A) or, as appropriate, section (B) must be completed and signed in the manner described above, and (ii) when the name of the company (or other entity) is inserted in section (A) or (B), the words “as attorney for X” must be inserted, X being the name of the Jersey Scheme Creditor who has granted the power of attorney.

Even where an attorney has been appointed to sign the Claim Form in Box 5 on behalf of a Jersey Scheme Creditor, the Jersey Scheme Creditor must be named in Box 1.

In all cases, the attorney must submit evidence of his, her or its authority to sign as described in the notes below.

Evidence to be submitted:

In all cases other than where an individual who signs the Claim Form is claiming as a Jersey Scheme Creditor solely for his own account, evidence of the authority of the signatory(ies) to execute the Claim Form on behalf of the Jersey Scheme Creditor must be submitted with the Claim Form.

Where the Jersey Scheme Creditor (or the person signing the Claim Form on behalf of the Jersey Scheme Creditor) is a company, partnership or other entity, this evidence must consist of:

(i)     copies of, or extracts from, the company, partnership or entity’s constitutional documents (such as articles of association or partnership agreement) indicating which officers or bodies of the company, partnership or entity are authorised to execute documents, or have the capacity to delegate authority to execute documents, on behalf of that company, partnership or entity; and

(ii)    copies of, or extracts from, minutes or resolutions of the appropriate officers or bodies of the company, partnership or entity, evidencing that such authority has been delegated to the person(s) completing and signing the Claim Form on behalf of that company, partnership or entity.

For other individuals (such as personal representatives or executors) this evidence should show that the relevant individual is authorised to sign the Claim Form.

Where a Jersey Scheme Creditor has appointed an attorney, a copy of the power of attorney must be submitted with the Claim Form, together with any other evidence of authority required to be submitted as described in the notes above. The power of attorney must authorise the attorney to execute this Claim Form. If the power of attorney has been granted under English law, that power of attorney must be executed as a deed.

Corrections and amendments:

If, in completing this Claim Form, any corrections or amendments, however minor, are made, each person who signs in Box 5 must also sign his or her initials next to each correction or amendment. No amendment may be made to the wording in Box 4.

APPENDIX 3: NOTICE OF JERSEY MEETING

No. 2519 of 2004

IN THE HIGH COURT OF JUSTICE

CHANCERY DIVISION

COMPANIES COURT

AND

IN THE ROYAL COURT OF THE ISLAND OF JERSEY

(SAMEDI DIVISION)

IN THE MATTER OF TELEWEST FINANCE (JERSEY) LIMITED

AND

IN THE MATTER OF THE COMPANIES ACT 1985

IN THE MATTER OF TELEWEST FINANCE (JERSEY) LIMITED

AND

IN THE MATTER OF THE COMPANIES (JERSEY) LAW 1991

NOTICE IS HEREBY GIVEN that by an Order dated 26 April 2004 in the above matters made by the High Court of Justice of England and Wales and by an Act dated 27 April 2004 made by the Royal Court of the Island of Jersey (the Courts), the Courts have directed that a meeting (the Jersey Meeting) be convened of the Jersey Scheme Creditors (as defined in the Explanatory Statement referred to below (and, generally, being a person having a claim against the aforementioned company (Telewest Jersey) arising under or in connection with notes issued by Telewest Jersey, a guarantee by Telewest Communications plc (Telewest) of notes issued by Telewest Jersey and an intercompany loan made by Telewest Jersey)) for the purpose of considering and, if thought fit, approving (with or without modification) Schemes of Arrangement proposed to be made between Telewest Jersey and the Jersey Scheme Creditors (the Jersey Scheme) under Section 425 of the Companies Act 1985 and under Article 125 of the Companies (Jersey) Law 1991. The Jersey Meeting will be held in London on 1 June 2004 at 10.00 a.m. (London time) at The Lincoln Centre, 18 Lincoln’s Inn Fields, London WC2A 3ED at which place and time all the Jersey Scheme Creditors are requested to attend either in person or by proxy. Registration will commence at 9.00 a.m. (London time).

Jersey Scheme Creditors may vote in person at the Jersey Meeting or they may appoint another person, whether a Jersey Scheme Creditor or not, as their proxy to attend and vote in their place. Jersey Scheme Creditors are requested to submit their form of proxy in accordance with the details set out in the form of proxy included with the Explanatory Statement.

Jersey Bondholders who are beneficial owners of the relevant notes of Telewest Jersey held through the Depository Trust Company (DTC) or through Euroclear or Clearstream are requested to submit their form of proxy to their relevant DTC, Euroclear or Clearstream participant in accordance with the instructions in the Explanatory Statement.

The text of the Jersey Scheme document and of the Explanatory Statement required to be furnished pursuant to Section 426 of the Companies Act 1985 and Article 126 of the Companies (Jersey) Law 1991 are incorporated in the Explanatory Statement of which this notice forms a part. Additional copies of such Explanatory Statement are available to Jersey Scheme Creditors on request by contacting Innisfree M&A Incorporated on 877 750 2689 (from the US), 0800 917 2009 (from the UK) or +1 412 209 1704 (from outside the US). A blank form of proxy is enclosed with the Explanatory Statement and further copies can be obtained from the Telewest website (www.telewest.co.uk).

It is requested that forms of proxy be lodged with Telewest Jersey, c/o Innisfree M&A Incorporated at 501 Madison Avenue, 20th Floor, New York, NY 10022 by no later than 7.00 p.m. (prevailing Eastern time) on 27 May 2004, but if forms are not so lodged they may be accepted at the discretion of the Chairman at any time prior to the Jersey Meeting.